UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

CORNING INCORPORATED
(Exact name of registrant as specified in charter)

New York	1-3247	16-0393470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (607) 974-9000

(Former name or former address, if changed since last report)
 _____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock	GLW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upcoming Retirement of Chief Financial Officer

On December 9, 2021, Corning Incorporated (Corning) announced that R. Tony Tripeny, executive vice president and chief financial officer, will relinquish the chief financial officer title effective February 18, 2022, as part of his plan to retire in March 2022 after a successful 36-year tenure with Corning.

Appointment of Successor Chief Financial Officer

On December 7, 2021, Corning's Board of Directors appointed Edward A. Schlesinger as executive vice president and chief financial officer and designated him principal financial officer, effective February 18, 2022.

Mr. Schlesinger, 54, has led Corning’s corporate accounting, compliance, financial planning and analysis, shared services, and external reporting functions since 2015. He was appointed senior vice president in 2019 and became a member of the senior leadership team in 2020. He joined the company in 2013 as CFO of Corning’s Optical Communications segment. Prior to Corning, Mr. Schlesinger spent more than 20 years serving in various financial leadership roles. He is also on the board of directors of Hemlock Semiconductor Group.

Mr. Schlesinger received a bachelor’s degree in finance from Montclair State University and a Master of Business Administration degree from St. John’s University. He is a certified public accountant. Mr. Schlesinger is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Appointment of Principal Accounting Officer

On December 7, 2021, Corning’s Board of Directors appointed senior vice president Stefan Becker as corporate controller and designated him principal accounting officer, effective February 18, 2022. Mr. Becker is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Corning Incorporated on December 9, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

By:	/s/ Linda E. Jolly
Name:	Linda E. Jolly
Title:	Vice President and Corporate Secretary

Date: December 9, 2021